Exhibit 10.1

FIRST AMENDMENT EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT (this “First Amendment”) effective this  9th day of June, 2020 (the “Effective Date”), is entered into by and between Edmund M. Ingle (“Executive”) and Unifi, Inc. (the “Employer”).

WHEREAS, Executive and the Employer entered into an Employment Agreement dated as of April 16, 2020 (the “Employment Agreement”); and

WHEREAS, Executive and the Employer desire to enter into this First Amendment to accelerate the commencement date of Executive’s employment with the Employer.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendment.  Section 1 of the Employment Agreement is deleted in its entirety and replaced with the following:

1.

Employment.  Subject to the terms and conditions of this Agreement, the Employer agrees to employ Executive, and Executive agrees to be employed by the Employer, as of June 15, 2020 (the “Start Date”), pursuant to the terms of this Agreement.

2. Continuing Effect of Employment Agreement. Except as expressly or by necessary implication amended by this First Amendment, the Employment Agreement shall continue in full force and effect.

[Signatures follow on next page]

IN WITNESS WHEREOF, the Employer has caused this Agreement to be executed by its duly authorized officer, and Executive has hereunto signed this Agreement, as of the Effective Date.

“Employer”:

Unifi, Inc.

By:	/s/ ALBERT P. CAREY
Name:	Albert P. Carey
Title:	Executive Chairman

“Executive”:

/s/ EDMUND M. INGLE
Name: Edmund M. Ingle

[signature page to First Amendment to Employment Agreement]